American Century International Bond Funds Summary Prospectus and Prospectus Supplement Global Bond Fund International Bond Fund
Supplement dated October 5, 2012 ¡ Summary Prospectuses and Prospectuses dated November 1, 2011 (International Bond) and January 31, 2012 (Global Bond)

Federico Garcia Zamora, Vice President and Portfolio Manager, has announced his plans to leave American Century Investments. As a result, he will no longer serve as a portfolio manager of the funds as of November 30, 2012.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.

CL-SPL-76757   1210